UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2020

CSI Compressco LP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-35195	94-3450907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On May 28, 2020, CSI Compressco LP, a Delaware limited partnership (the “Partnership,” “we,” “us” and “our”) and its wholly owned subsidiary, CSI Compressco Finance Inc., a Delaware corporation (“Finance Corp” and, together with the Partnership, the “Issuers”) announced that they have amended the terms of and extended the Expiration Time for their previously announced offer to exchange (the “Exchange Offer”) any and all of their outstanding 7.250% Senior Unsecured Notes due 2022 (CUSIP No. 20467BAB5) (the “Unsecured Notes”) for newly issued 7.500% Senior Secured First Lien Notes due 2025 (the “New First Lien Notes”) and 7.250% Senior Secured Second Lien Notes due 2027 (the “New Second Lien Notes” and, together with the New First Lien Notes, the “New Notes”), upon the terms and conditions set forth in the Confidential Offering Memorandum and Consent Solicitation Statement dated April 17, 2020, as amended by Supplement No. 1, dated May 1, 2020, Supplement No. 2, dated May 15, 2020, Supplement No. 3, dated May 18, 2020, Supplement No. 4, dated May 20, 2020, Supplement No. 5, dated May 21, 2020, Supplement No. 6, dated May 22, 2020, Supplement No. 7, dated May 26, 2020, and Supplement No. 8, dated May 28, 2020. The Expiration Time was previously 8:00 A.M., New York City time, on Wednesday, May 27, 2020 and will now be extended to 11:59 P.M., New York City time, on Wednesday, June 10, 2020, unless extended or earlier terminated by the Issuers. A copy of the press release announcing the amended terms and the extension is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws.

The press release filed as an exhibit to this report contains forward-looking statements within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended. Those forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Partnership occasionally in its filings with the Securities and Exchange Commission. Because of these risks, the Partnership’s actual results may differ materially from those indicated or implied by the forward-looking statements. Except as required by law, we disclaim any obligation to publicly update or revise forward looking statements after the date of this report to conform them to actual results.

Item 9.01.  Financial Statements and Exhibits.

(d)Exhibits

99.1	News Release dated May 28, 2020 issued by CSI Compressco LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP

By:	CSI Compressco GP Inc.,
its general partner

By:	/s/ Bass C. Wallace, Jr.
Bass C. Wallace, Jr.
General Counsel

Date: May 28, 2020

3